                        PRELIMINARY PROXY

                          SCHEDULE 14A
                         (Rule 14a-101)

                    SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

              TECHNOLOGY FUNDING PARTNERS III, L.P.
                 -------------------------------
        (Name of Registrant as Specified in Its Charter)

                 -------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(I)(1) and 0-11

     (1)  Title  of each class of securities to which transaction applies:
                 -------------------------------
     (2)  Aggregate  number  of securities to  which  transaction applies:
                 -------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 -------------------------------
     (4)  Proposed maximum aggregate value of transaction:
                 -------------------------------
     (5)  Total fee paid:
                 -------------------------------
     [ ]  Fee paid previously with preliminary materials:
                 -------------------------------
     [ ]  Check  box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                 -------------------------------
     (1)  Amount previously paid:
                 -------------------------------
     (2)  Form, Schedule or Registration Statement no.:
                 -------------------------------
     (3)  Filing Party:
                 -------------------------------
     (4)  Date Filed:

PRELIMINARY PROXY

                     TECHNOLOGY FUNDING PARTNERS III, L.P.
                          1107 Investment Boulevard
                       El Dorado Hills, California 95762

                     NOTICE OF MEETING OF LIMITED PARTNERS

To the Limited Partners of Technology Funding Partners III, L.P.:

Notice is hereby given that a Special Meeting of Limited Partners of Technology Funding Partners III, L.P., (the "Partnership") will be held at 9:00 a.m., local time, on Friday, ______, 2002, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:

1. Ratification of the Management Committee's appointment of Grant Thornton as independent certified public accountants of the Partnership;

2. The amendment of Articles 3.01, 3.02, 3.03 and 3.04 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") to change the composition of the Partnership's governing body, the Management Committee, to include only one representative from Technology Funding Ltd. ("TFL"), the Managing General Partner, and no fewer than two Individual General Partners;

3. The amendment of Article 4.02 of the Partnership Agreement to increase the amount of compensation each Individual General Partner receives for services rendered to the Partnership;

4. The amendment of Article 1.05 of the Partnership Agreement to extend the term of the Partnership from December 31, 2002, to December 31, 2004, and for up to two one-year extensions through December 31, 2006, at the discretion of the Partnership's Management Committee;

5. Such other matters as may properly come before the Meeting or any adjournment thereof.

Notice is also given that the Partnership shall maintain its principal office c/o Technology Funding Inc., 1107 Investment Boulevard, Suite 180, El Dorado Hills, California 95762, and that the Partnership Agreement has been amended pursuant to Article 6.02(a) to reflect the change of location.

This notice and the enclosed proxy statement and form of proxy are first being mailed to Limited Partners on or about _______, 2002.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign and date the accompanying proxy and return it as promptly as possible in the enclosed postage-paid envelope. The enclosed proxy is being solicited by the Management
Committee.

                       By order of the Management Committee,
                       Charles R. Kokesh, General Partner
                       Technology Funding Ltd., Managing General Partner


El Dorado Hills, California
Dated: _______, 2002

                      TECHNOLOGY FUNDING PARTNERS III, L.P.
                          1107 Investment Boulevard
                       El Dorado Hills, California 95762

                               PROXY STATEMENT

The notice of meeting, proxy statement and form of proxy are first being mailed to Limited Partners on or about ______, 2002.

Voting Rights and Procedures

Only Limited Partners of record at the close of business on ______, 2002, will be entitled to vote at the Meeting. At the close of business on that date, the Partnership had 400,000 Units outstanding and entitled to vote. Limited Partners are entitled to one vote for each Unit held.

Limited Partners may vote in person or by proxy at the Meeting. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Limited Partner with respect to the proposals listed on the form of proxy. The approval of the matters proposed in this proxy statement requires the affirmative vote or consent of the Limited Partners who in the aggregate own more than 50% of the outstanding Units. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy. If a Limited Partner fails to return a proxy and does not attend and vote at the meeting in person, the Limited Partner, pursuant to Article 14.05 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), shall be deemed to have granted to the Management Committee a proxy solely for those matters noticed for and acted upon at the Meeting, and such proxy shall be voted by a majority of the members of the Management Committee, including a majority of the Independent General Partners. It is anticipated that the Management Committee will vote all such proxies "FOR" the proposals noted on the enclosed form of proxy.

If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the members of the Management Committee, including a majority of the Independent General Partners.

General Information

Technology Funding Partners III, L.P., (the "Partnership") is a limited partnership that was organized under the laws of the State of Delaware on December 4, 1986. The Partnership commenced selling units of limited partnership interests ("Units") in April 1987. On June 2, 1987, the minimum number of Units required to commence Partnership operations (6,000) was sold to persons who became limited partners of the Partnership ("Limited Partners"). The Partnership completed its offering on February 3, 1989, raising a total of $40,000,000 from the sale of 160,000 Units.

The Partnership is managed by a Management Committee, presently consisting of three Individual General Partners (equivalent to Independent General Partners, as defined in Article 2, Section (p) of the Partnership Agreement) and a representative of each of the two Managing General Partners, Technology Funding Inc. ("TFI") and Technology Funding Ltd. ("TFL"). At the tri-annual meeting of Limited Partners held on December 8, 2000, TFI and TFL were elected to serve as Managing General Partners for three-year terms, and G. Whitney Baines, A. Logan Craft and Michael S. Tempesta were elected to serve three-year terms as Independent General Partners. Subject to the terms of the Partnership Agreement, the Management Committee has exclusive control of the management of the Partnership, provides overall guidance and supervision of the Partnership's operations, and performs the various duties imposed on the boards of directors of business development companies by the Investment Company Act of 1940, as amended (the "Act"). In addition to having general fiduciary duties, the Management Committee, among other things, supervises the management arrangements of the Partnership and supervises the activities of the Managing General Partners. Subject to the supervision of the Management Committee, the Managing General Partners are responsible for (i) management of the Partnership; (ii) making all decisions regarding the Partnership's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Partnership affairs.

Pursuant to an amendment to the Partnership Agreement approved by a vote of the Limited Partners in December 1997, the Partnership's term was extended to December 31, 2000, with an additional two-year extension from such date at the discretion of the Management Committee. On December 8, 2000, the Management Committee exercised its right under the amendment approved by a vote of the Limited Partners in December 1997 to extend the term of the Partnership to December 31, 2002.

The Partnership's principal investment objectives are long-term capital appreciation from venture capital investments in new and developing companies and preservation of Limited Partner capital through risk management and active involvement with portfolio companies. The Partnership elected to be a business development company under the Act and operates as a nondiversified investment company as that term is defined in the Act.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the Management Committee for use at the Special Meeting of Limited Partners of the Partnership to be held at 9:00 a.m., local time, on Friday, ______, 2002, (the "Meeting") at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. The Management Committee of the Partnership has designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Partnership. Following the original mailing of the proxies, representatives of the Partnership may request brokers, custodians, nominees and other record holders to forward copies of the proxy to persons for whom they hold Units and to request authority for the exercise of proxies. In such case, the Partnership, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $25,000 to $35,000 including the allocable costs of personnel of the Managing General Partners engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots, and responding to inquiries from Limited Partners, plus approximately $30,000 of legal costs attributable to this proxy for counsel to the Partnership and special Delaware counsel.

Record Date

By order of the Management Committee, only Limited Partners of record at the close of business on _____, 2002, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Partnership; (ii) submitting to the Partnership before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Partnership is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Limited Partners do not have any "dissenter's rights" with respect to any of the proposals listed on the proxy.

Ownership of Partnership Units

According to records maintained by the Partnership, as of _____, 2002, no person owned beneficially more than 5% of the outstanding Units. Except for the direct ownership of eight Units each by the three Independent General Partners, the General Partners do not own any securities of the Partnership, whether voting or non-voting. As provided in Article 7.01(a) of the Partnership Agreement, the Managing General Partners made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Partnership Agreement, relating to profits and losses and distributions, but do not own Partnership Units.

Annual Reports

The Partnership's Annual Report on Form 10-K for the year ended December 31, 2001, ("Annual Report") was mailed to all Limited Partners of record as of December 31, 2001, on or about June 7, 2002. The Partnership will provide without charge to each Limited Partner an additional copy of the Annual Report upon request. Address your request to Client Services by calling toll-free 1-800-821-5323, or by writing Client Services, Annual Reports Section, at Technology Funding, 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505.

Proposal 1 - Appointment of Independent Public Accountants

At a Special Meeting of Limited Partners on December 8, 2000, the Limited Partners ratified the appointment of Arthur Andersen LLP ("Andersen") as the Partnership's independent public accountants. In March 2002, the U.S. Justice Department indicted Andersen for allegedly obstructing a federal investigation related to a former client. Andersen was subsequently convicted of the criminal charges in May 2002. After a thorough analysis of Andersen's ability to continue to provide audit services to its clients, the Management Committee determined at a meeting on June 14, 2002, that it was in the best interests of the Partnership to change auditors and appointed the firm of Grant Thornton to examine the financial statements of the Partnership for the year ended December 31, 2002, and until either its resignation or the appointment of its successor.

During Andersen's tenure as the Partnership's independent public accountants, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope, or procedure. Andersen's reports on the Partnership's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

Pursuant to the authority conferred in Article 3.07 of the Partnership Agreement and subject to the approval of a majority in interest of the Limited Partners, the Management Committee (including a majority of the Independent General Partners) has directed the Managing General Partners to appoint Grant Thornton as the Partnership's independent public accountants. Grant Thornton has represented that it has no direct or indirect financial interest in the Partnership. The appointment of Grant Thornton is subject to ratification or rejection by the Limited Partners of the Partnership. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the appointment of Grant Thornton.

Grant Thornton will also act as independent public accountants for the Managing General Partners and all of the other Technology Funding partnerships and entities (subject to receipt of approval of interest holders in such entities, if necessary). The fees received by Grant Thornton from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Partnership. The Individual General Partners considered the fact that Grant Thornton has been retained as the independent accountants for the Managing General Partners and the other entities described above in their evaluation of the independence of Grant Thornton with respect to the Partnership.

Representatives of Arthur Andersen LLP and Grant Thornton are not expected to be present at the Meeting and therefore will not have the opportunity to respond to questions from Limited Partners or to make a statement.

Proposal 2 - Composition of the Management Committee

Article 3.02 requires that a majority of the General Partners and of the members of the Management Committee be Independent General Partners. Currently, the Management Committee consists of a representative from each of the two Managing General Partners and three Individual General Partners, a majority of one Individual General Partner. On June 14, 2002, the Management Committee voted to approve and recommend the amendment of Articles 3.01, 3.02, 3.03 and 3.04, as set forth in this Proposal 2, to change the composition of the Partnership's governing Management Committee.

Article 3.01 currently reads as follows:

3.01 Management Committee. The governing body of the Partnership shall be the Management Committee, which shall consist of such number of Individual General Partners as is fixed pursuant to Section 3.02 and a representative from each Managing General Partner, who will act on behalf of such Managing General Partners.

Article 3.02 currently reads as follows:

3.02 Individual General Partners. The number of Individual General Partners shall initially be three and shall be fixed from time to time thereafter by the Management Committee as then constituted; provided, however, that the number of Individual General Partners shall in no event be less than three or more than nine (except prior to the initial public offering of Units). A majority of the General Partners and of the members of the Management Committee shall at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority, within 90 days thereafter, action shall be taken pursuant to Section 3.03 to restore the number of Independent General Partners to a majority.

The fourth sentence of Article 3.03 currently reads as follows:

3.03 Approval and Election of General Partners...If at any time the number of Independent General Partners is less than a majority of the General Partners or of the members of the Management Committee, the Management Committee shall, within 90 days, designate one or more successor Independent General Partners so as to restore the number of Independent General Partners to a majority...

The initial portion of Article 3.04 currently reads as follows:

3.04 Management Committee Powers. Subject to the terms hereof, including but not limited to Section 3.05, the Management Committee shall have full, exclusive, and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs and shall have all of the rights, powers, and obligations of a general partner of a limited partnership under DRULPA and otherwise as provided by law. The members of the Management Committee shall provide overall guidance and supervision with respect to the operations of the Partnership, shall perform all duties imposed on the directors of business development companies by the 1940 Act, and shall monitor the activities of Persons in which the Partnership has invested. Except as otherwise expressly provided in this Agreement, the Management Committee is hereby granted the right, power, and authority to do on behalf of the Partnership all things which, in its sole judgment, are necessary or appropriate to manage the Partnership's affairs and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation, the power and authority from time to time to do the following:

Proposal 2 would amend Articles 3.01, 3.02, 3.03 and 3.04 to (i) eliminate TFI's right to appoint a member of the Management Committee (although TFI will remain a Managing General Partner with such other rights, powers and duties as set forth in the Partnership Agreement), (ii) reduce the minimum number of Individual General Partners to two, (iii) eliminate the requirement that a majority of the General Partners be Independent
General Partners, and (iv) affirm that the members of the Management Committee are acting in the same capacity as would directors if the Partnership were in corporate form. As amended, Articles 3.01, 3.02, the fourth sentence of Article 3.03, and the first part of Article 3.04 would read as follows with the deletions indicated in brackets:

3.01 Management Committee. The governing body of the Partnership shall be the Management Committee, which shall consist of such number of Individual General Partners as is fixed pursuant to Section 3.02 and a single representative from [each Managing General Partner] Technology Funding Ltd.

3.02 Individual General Partners.  The number of Individual General
Partners shall initially be [three] two and shall be fixed from time [thereafter] to time by the Management Committee as then constituted; provided, however, that the number of Individual General Partners shall in no event be less than [three] two or more than nine (except prior to the initial public offering of Units). A majority [of the General Partners and] of the members of the Management Committee shall at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority, within 90 days thereafter, action shall be taken pursuant to Section 3.03 to restore the number of Independent General Partners to a majority.

3.03 Approval and Election of General Partners...If at any time the number of Independent General Partners is less than a majority [of the General Partners or] of the members of the Management Committee, the Management Committee shall, within 90 days, designate one or more successor Independent General Partners so as to restore the number of Independent General Partners to a majority...

3.04 Management Committee Powers. Subject to the terms hereof, including but not limited to Section 3.05, the Management Committee shall have full, exclusive, and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs and shall have all of the rights, powers, and obligations of a general partner of a limited partnership under DRULPA and otherwise as provided by law. The members of the Management Committee shall provide overall guidance and supervision with respect to the operations of the Partnership, shall [perform] have all of the responsibilities and obligations and fiduciary duties imposed [on] by the 1940 Act upon directors of a business development [companies by the 1940 Act] company in corporate form, and shall monitor the activities of Persons in which the Partnership has invested. Except as otherwise expressly provided in this Agreement, the Management Committee is hereby granted the right, power, and authority to do on behalf of the Partnership all things which, in its sole judgment, are necessary or appropriate to manage the Partnership's affairs and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation, the power and authority from time to time to do the following:

At the effective time of this amendment, (i) Peter F. Bernardoni, as TFI's representative on the Management Committee, will cease to be a member of the Management Committee, (ii) Charles R. Kokesh, representing
TFL, and Messrs. Baines, Craft and Tempesta, as Independent General
Partners, will continue to serve as members of the Management Committee. This change, eliminating a representative from Technology Funding Inc. on the Management Committee, will be irrevocable except by a vote of a majority in interest of the Limited Partners. Under DRULPA, a partnership agreement may deny management powers to certain general partners and grant management powers to other general partners or other persons. See 6 Del.C. Sec. 17-405(a).
The effect of the proposed amendment to Section 3.01 expressly removes management powers from Technology Funding Inc. reserving them to the remaining members of the Management Committee.

However, if one of the three Independent General Partners should withdraw from the Management Committee in the future, under the provisions of this amendment no action to replace such person would be required. The proposed change in the composition of the Management Committee will continue to meet the requirement that a majority of the members of the Partnership's governing body be independent and not "interested Persons" of the Partnership as defined in the Act. In the current economic and legal climate, it is difficult to attract qualified people to serve on the board of directors (in the Partnership's case, the Management Committee) of entities registered with and reporting to the U.S. Securities and Exchange Commission ("SEC"). By removing one of the Managing General Partners from the Management Committee, a majority of independent directors (equivalent to Independent General Partners as they are defined in Article 2, Section (p) of the Partnership Agreement) is maintained even if there are only two such independent persons. This change will be beneficial to the Partnership in that it will provide flexibility in ongoing compliance with Section 56 of the Act
(15 U.S.C. 80(a)-56) which requires that the majority of the Partnership's management shall be persons who are not interested persons of the Partnership.

Proposal 3 - Increase in Compensation to Individual General Partners

Article 4.02 of the Partnership Agreement addresses compensation to the Individual General Partners for services rendered. Since the Partnership commenced operations in 1987, the Individual General Partners have been paid as follows:

(a) the sum of $10,000 annually in quarterly installments beginning on the Commencement Date;

(b) the sum of $1,000 for each meeting of the Management Committee attended by such Individual General Partner;

(c) if a committee is appointed by the Management Committee, the sum of $1,000 for each such committee meeting attended; provided, however, that if such committee meeting is held on the same day as a meeting of the Management Committee the sum paid for attendance at such committee meeting shall be $500; and

(d) all out-of-pocket expenses relating to attendance at the meetings, committee or otherwise, of the Management Committee.

Individual General Partner Compensation for Fiscal Year 2001

                    Aggregate    Pension or  Estimated     Total
Individual          Compensation Retirement  Annual Bene-  Compensation
General             from the     Benefits    fits upon     from
Partner             Partnership  Accrued     Retirement    Partnership

G. Whitney Baines   $15,000        N/A          N/A        $15,000
A. Logan Craft      $16,000        N/A          N/A        $16,000
Michael S. Tempesta $15,500        N/A          N/A        $15,500

There have been no adjustments for inflation or the personal cost of service to each Individual General Partner. On June 14, 2002, the Management Committee voted to approve and recommend an amendment to
Article 4.02 to provide an increase in compensation for the remainder of the Partnership's term retroactive to January 1, 2002. Adoption of Proposal 3 will have no effect on the compensation of the Managing General Partners. Proposal 3 would amend Article 4.02, Sections (a), (b), and (c) as follows:

4.02 Individual General Partners. As compensation for services rendered to the Partnership, the Partnership will pay each Individual General
Partner:

(a) the sum of $14,000 annually in quarterly installments beginning on the Commencement Date;

(b) the sum of $1,500 for each meeting of the Management Committee attended by such Individual General Partner;

(c) if a committee is appointed by the Management Committee, the sum of $1,500 for each such committee meeting attended; provided, however, that if such committee meeting is held on the same day as a meeting of the Management Committee the sum paid for attendance at such committee meeting shall be $1,000; and

(d) all out-of-pocket expenses relating to attendance at the meetings, committee or otherwise, of the Management Committee.

Proposal 4 - Extension of the Term of the Partnership

Under Article 1.05 of the Partnership Agreement as amended, the Partnership is scheduled to terminate on December 31, 2002. Pursuant to
Article 15.01 of the Partnership Agreement and without further action by the Limited Partners, the Partnership will dissolve on the expiration of its term and thus will go into liquidation on January 1, 2003. Article
15.02 of the Partnership Agreement describes the process of liquidation that follows automatically upon dissolution:

15.02 Liquidation. On dissolution of the Partnership, a liquidating trustee (who shall be the Management Committee, if still constituted, and otherwise shall be a Person proposed and approved by a Majority in Interest of the Limited Partners) shall cause to be prepared a statement setting forth the assets and liabilities of the Partnership as of the date of dissolution, and such statement shall be furnished to all of the Partners. Then, those Partnership assets that the liquidating trustee determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to minimize loss. If the liquidating trustee determines that an immediate sale of all or part of the Partnership assets would cause undue loss to the Partners, the liquidating trustee may, in order to avoid such loss, either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Partners in kind.

Given current market conditions, the Management Committee believes that a liquidation conducted "as promptly as possible" on or after January 1, 2003, will result in a substantial loss of value in the Partnership's remaining investments. As described in the Partnership's Annual Report, many of the Partnership's investments are held in securities that are not publicly traded. The initial public offering market has slowed considerably in the past two years, and the Management Committee does not believe that liquidity through the initial public offering market will be available at any time in the next 12 to 18 months. The Management Committee strongly believes that the Partnership's interest will best be served by holding its investments until at least 2004. Although the Independent General Partners considered the prospect of a distribution in kind for the securities which are still private, they have determined that such a distribution is not feasible and may not be legally possible under the existing stock purchase agreements associated with those private securities and the significant transfer restrictions contained in those agreements. Even if a distribution in kind of the Partnership's non-public assets were possible, no market exists for those securities.

On March 15, 2002, the Management Committee voted to approve and recommend an amendment to the Partnership Agreement to extend the term of the Partnership for two years and up to two additional one-year terms at the Management Committee's discretion.

Article 1, Section 1.05 of the Partnership Agreement currently reads as follows:

1.05 Term. The operation of the Partnership shall commence on the Commencement Date, as hereinafter defined, and shall continue in full force and effect until December 31, 2000, unless further extended for one additional two-year period from such date if the Management Committee determines that such extension is in the best interest of the Partnership, or until dissolution prior thereto pursuant to the provisions hereof; provided, however, that if the Partnership has not received and accepted subscriptions from additional Limited Partners aggregating at least 6,000 Units by one year and five business days from the date on which the offering of Units is commenced, the Partnership shall be terminated, all obligations of the Partnership shall be discharged solely by the Managing General Partners, and any amounts paid by the Limited Partners shall be returned to them with interest earned and received thereon.

As amended by Proposal 4, Article 1.05 of the Partnership Agreement would read as follows:

1.05 Term. The operation of the Partnership shall continue in full force and effect until December 3l, 2004, and for up to two one-year extensions through December 31, 2006, if the Management Committee determines that such an extension is in the best interest of the Partnership, or until dissolution prior thereto pursuant to the provisions hereof.

Although the Partnership's plans, objectives and expectations are dependent upon a number of factors and there can be no guarantee of performance, the Management Committee believes that extending the life of the Partnership will allow it to weather the current economic downturn and provide the Partnership with a better opportunity to realize the potential of its remaining portfolio companies.

It is anticipated that during the extension of the Partnership's term the Partnership will conduct its business with a view towards maximizing return to the Partnership during any windows of opportunity for liquidation of portfolio company investments. During the extension period, the Partnership will continue to operate in accordance with the terms of the Partnership Agreement, and it is anticipated that investment expenses will be consistent with prior experience.

In recommending the extension of the term of the Partnership, the Managing General Partners acknowledge that they will continue to receive management fees and reimbursement of operational costs as well as a potentially greater final distribution upon the future liquidation of the assets.

The Management Committee recommends a vote FOR Proposals 1, 2, 3, and 4.

Other Matters

This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements. For those statements, the Managing General Partners claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The Management Committee does not intend to bring any other business before the Meeting and, so far as it is known to the Management
Committee, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information

Limited Partner Status

The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, to approve certain Partnership matters, and to amend the Partnership Agreement, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Prickett, Jones & Elliott, P.A. as special Delaware counsel to the Partnership, has delivered a favorable opinion to the Partnership with respect to the foregoing and as required by Article 6.01 of the Partnership Agreement. To the extent that the Investment Company Act requires a vote on certain matters, there will be a limited partner vote.

Limited Partner Proposals

Assuming that the extension of term is approved, any Limited Partner proposal submitted to the Partnership for inclusion in the Partnership's proxy statement and form of proxy relating to the Partnership's next tri-annual meeting of the Limited Partners in 2003, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Partnership at the Partnership's principal executive offices 120 days or a reasonable length of time prior to the date the Partnership mails proxy materials for the meeting in order for the proposal to be considered at that meeting. Any such proposal must comply in all respects with the applicable rules and regulations under the Exchange Act.

In order for proposals made outside Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Partnership at the Partnership's principal executive offices a reasonable length of time prior to the date the Partnership mails the proxy materials for the meeting for consideration at that meeting.

The proxies solicited by the Partnership will confer general discretionary authority only with regard to such matters specifically noticed in this proxy statement. Notwithstanding such discretionary authority, the Management Committee is supportive of all the proposals noticed in this proxy statement and will vote any proxies granted to it in favor of each proposal unless a proxy is marked to be voted against a specific proposal or candidate as provided on the ballot. The Partnership will specifically advise the Limited Partners when to submit proposals for the next tri-annual meeting in future reports filed under the Exchange Act.

Where You Can Find More Information

The Partnership files annual and quarterly reports, proxy statements and other information with the U.S. Securities and Exchange Commission ("SEC"). The Partnership's filings with the SEC are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Limited Partners also may read and copy any report, statement, or other information that the Partnership has filed with the SEC at the SEC's public reference rooms. Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Partnership to incorporate by reference information into this proxy statement, meaning the Partnership can disclose important information by referring Limited Partners and others who read this proxy statement to other documents that the Partnership has filed with the SEC. The Partnership incorporates by reference the documents listed below:

    The Partnership's annual report on Form 10-K, filed on March 22, 2002, file number 814-00048.

    The Partnership's Amended and Restated Partnership Agreement filed on July 30, 2002, on Form 8-K.

All Limited Partners are urged to complete, sign and date the accompanying proxy and return it in the enclosed postage-paid envelope. Thank you for your assistance.

TECHNOLOGY FUNDING PARTNERS III, L.P.
Proxy for Meeting of Limited Partners
______, 2002

Proxy Solicited by the Management Committee of the Partnership

The undersigned hereby appoints Charles R. Kokesh and Peter F.
Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of the Limited Partners of Technology Funding Partners III, L.P., (the "Partnership") to be held at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:00 a.m., local time, on _______, 2002, and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:

1. Ratification of the appointment of Grant Thornton as independent certified public accountants of the Partnership.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

2. Amend Articles 3.01, 3.02, 3.03 and 3.04 of the Partnership Agreement to change the composition of the Management Committee to include only one representative from Technology Funding Ltd., the Managing General Partner, and no fewer than two Individual General Partners.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

3. Amend Article 4.02 of the Partnership Agreement to increase the compensation each Individual General Partner receives for services rendered to the Partnership.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

4. Amend Article 1.05 of the Partnership Agreement to extend the term of the Partnership from December 31, 2002, to December 31, 2004, and for up to two one-year extensions through December 31, 2006, at the discretion of the Partnership's Management Committee.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

5. Such other matters as may properly come before the Meeting or any adjournment thereof.

The Management Committee recommends a vote FOR all Proposals 1, 2, 3 and 4 above. This proxy will be voted as directed. If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, or if a Limited Partner fails to return a proxy, the Limited Partner, pursuant to Article 14.05 of the Partnership Agreement, shall be deemed to have granted to the Management Committee a proxy solely for those matters noted on the form of proxy and the Management Committee will vote all such proxies "FOR" each proposal noted on the enclosed form of proxy. Abstentions so marked on any proposal will have the same effect as a vote against the proposal.

PROXY INSTRUCTIONS
1.  Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees and partners should so indicate when signing.
Dated:__________________, 2002

By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2001 Annual Report.

Signature(s)_______________________________________________

            _______________________________________________

If the information on the mailing label is not correct, please make changes below:

Social Security #:  ______ -  _____ - ____________

Address:____________________________
        ____________________________

Please mark, date, and sign this proxy and return it in the envelope provided, which requires no postage if mailed within the United States. Your vote must be received prior to the meeting of Limited Partners to be held on ______, 2002.